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                                                                   EXHIBIT 24(A)

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert L. Keiser and Edward W. Moneypenny, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities with Oryx Energy Company, in its capacity as managing general partner of Sun Energy Partners, L.P., to sign the Annual Report of Sun Energy Partners, L.P. for the fiscal year ended December 31, 1995 on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and any or all amendments to the Annual Report and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

             SIGNATURE                         TITLE                  DATE
-----------------------------------  -------------------------  ----------------
         ROBERT L. KEISER*           Chairman of the Board,
-----------------------------------   Chief Executive Officer,
         Robert L. Keiser             President, and Director
                                      (principal executive
                                      officer)

           JERRY W. BOX*             Executive Vice President,
-----------------------------------   Chief Operating Officer,
           Jerry W. Box               and Director

     /s/  EDWARD W. MONEYPENNY       Executive Vice President,
-----------------------------------   Finance, Chief Financial
       Edward W. Moneypenny           Officer, and Director
                                      (principal financial
                                      officer)

        ROBERT L. THOMPSON*          Comptroller and Corporate
-----------------------------------   Planning Director
        Robert L. Thompson            (principal accounting
                                      officer)

       WILLIAM E. BRADFORD*          Director
-----------------------------------
        William E. Bradford
                                                                March 7, 1996

          ROBERT B. GILL*            Director
-----------------------------------
          Robert B. Gill

      DAVID S. HOLLINGSWORTH*        Director
-----------------------------------
      David S. Hollingsworth

      CHARLES H. PISTOR, JR.*        Director
-----------------------------------
      Charles H. Pistor, Jr.

         PAUL R. SEEGERS*            Director
-----------------------------------
          Paul R. Seegers

       IAN L. WHITE-THOMSON*         Director
-----------------------------------
       Ian L. White-Thomson

*By:    /s/ EDWARD W. MONEYPENNY
-----------------------------------
       Edward W. Moneypenny
         ATTORNEY-IN-FACT

------------------------
 *Attorney-in-Fact pursuant to Resolution of the Board of Directors of the Managing General Partner which is being filed as an Exhibit to this Form 10-K.

**Original  powers  of  attorney  authorizing Robert  L.  Keiser  and  Edward W.
  Moneypenny or any one of them, to sign this Form 10-K Annual Report on behalf of Sun Energy Partners, L.P., is being filed as an Exhibit to this Form 10-K.